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                                                                    EXHIBIT 31.1

    CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Didier Pietri, President and Chief Executive Officer of Vialta, Inc., certify that:

1. I have reviewed this annual report on Form 10-K/A of Vialta, Inc. ("the registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


Date: May 4, 2004                                 /s/ Didier Pietri
                                                  -------------------------
                                                  Didier Pietri
                                                  President and
                                                  Chief Executive Officer